MERRILL LYNCH
REAL ESTATE
FUND, INC.




FUND LOGO




Annual Report

November 30, 1998





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER


Fiscal Year in Review
Merrill Lynch Real Estate Fund, Inc. ended its first fiscal year of operations with relative performance better than absolute performance. Since inception (December 26, 1997) through November
30, 1998, total returns for the Fund's Class A, Class B, Class C and Class D Shares were -10.57%, -11.36%, -11.41% and -10.74%, respectively. While performance was disappointing on an absolute basis, from December 31, 1997 to November 30, 1998 the Fund outperformed the unmanaged Morgan Stanley Real Estate Investment Trust Index, the unmanaged Wilshire Real Estate Securities Index and the Lipper Real Estate Funds Average, which declined -15.40%,
-16.19% and -15.07%, respectively, for the same period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

Stock selection was the primary reason for the Fund's relative outperformance. Early in the year, several of the Fund's holdings performed better than real estate investment trusts (REITs) in general. Subsequently, we were able to sell these stocks and move into some of the more undervalued companies. Adherence to our value-oriented investment discipline during the fiscal year made it easier to sell stocks that had declined in relative attractiveness. This benefited Fund performance.

With the benefit of hindsight, we can point to several reasons for the pressure on REITs' stock prices this year. One reason was a change in the legislation aimed at "paired share" REITs (a combination of the common shares of two companies, one of which is a REIT, that trade as one security). While this directly affected only four REITs, it chilled investor interest in the entire sector. This was compounded early in the year by an active financing calendar, and by general fears that the acquisition environment was overheated and that new development was about to take off. As the credit crunch hit, and concerns about overbuilding began to subside, new concerns about a sharp drop in demand developed. Simultaneously, some of the more momentum-oriented investors moved out of the sector, noting that peak growth rates may be behind us. This was exacerbated by a relative lack of liquidity in the overall REIT market. Finally, there were comparisons to the scenario of the late 1980s and early 1990s when supply far outpaced demand. While we have voiced some of these concerns ourselves from time to time, we believe the REIT market is significantly undervalued today. In our opinion, investors are currently overestimating the risks inherent in the underlying real estate markets.

The recent credit crunch, brought on by turmoil in the world's financial markets, affected the capital-intensive real estate industry more than most industries. During the height of the crisis, REIT management teams were telling us that development debt was simply no longer available for real estate. The mortgage-backed securities market was especially hard-hit. While more traditional sources of real estate debt--such as banks and insurance companies-- have since resumed lending, it is clear that debt financing is scarce and more expensive than before the crisis. This is a mixed blessing for REITs. While on the one hand it has reduced competition for acquisitions and virtually shut down new development, many REITs were active borrowers in the collateralized mortgage-backed securities market. The reduced availability of capital will slow external growth for some of these REITs. At the same time, it is likely that the reduced development will ultimately strengthen internal growth prospects for the entire industry.


Investment Environment
From a macroeconomic perspective, real estate fundamentals currently are substantially better than they were in the 1980s. At that time, there was essentially no public real estate securities market. Accordingly, there was no public market governing power regulating the flow of capital. In fact, the opposite was true as banks and savings and loans were competing to make development loans, often for more than 100% of the value of a project. This resulted in massive construction throughout 1982--1989. For example, according to Lehman Brothers/CB Commercial/Torto Wheaton Research, new construction in the office sector during this period averaged about 100 million square feet per year, and vacancy rates headed toward 20%. In contrast, from 1992--1997, the same research sources report


Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


that office completions were down sharply, averaging about 10 million square feet per year, and that vacancy rates were below 10%. Other major differences between the late 1980s and late 1990s include interest rates that were 10% then and are 5% now, and cap rates (yields received at the time of purchase of real estate investments) that were 5% then (as a result of aggressive Japanese buyers) and are near 10% now. Most research points to more construction in 1998--2000, which approximately matches anticipated demand. In our view, limited new construction, low vacancy rates, low interest rates and high yields demonstrate that today's fundamentals are very different from those that prevailed in the late 1980s.

It is still possible that there will be pockets of overbuilding from time to time. For example, REIT "bears" point to the Atlanta and Dallas office markets as having too much supply. Our expectation is that the economy will continue to make modest progress and that this space will be absorbed without significant negative consequences. From a secular standpoint, we believe the capital allocation role now played by the public markets is extremely important to the long-term health of the real estate industry. This should lengthen the traditional real estate cycle and reduce its volatility. If we are correct, the risk premium (the cost associated with assuming additional risk) demanded by investors should ultimately decline. Lower risk premiums, coupled with stable to rising contractual rental revenue streams, are likely to benefit REIT share prices in the future.

On a microeconomic level, the repricing of risk has been painful to many REIT stockowners and shows up dramatically in the relative valuations versus the broader market. Using data from Merrill Lynch Comparative Valuation REIT Weekly (November 30, 1998), as compared to the Standard & Poor's 500 Index (S&P 500), REITs are the least expensive they have been in five years. At month-end, the relative multiple investors were willing to pay for the S&P 500 was over 2.5 times greater than what they would pay for REITs. For REITs to be priced at their average relative multiple over the last five years would imply a price gain for REITs of more than 60%.

Similarly, as compared to the current yield of the ten-year Treasury bond, the average adjusted funds from operations (AFFO) REIT yield is very high. With the exception of the last few months, it has not exceeded the long-term Treasury bond yield by a wider margin in the last five years. For REITs to be priced at their average yield premium versus the ten-year Treasury suggests a price gain for REITs of over 35%. While in our opinion the valuations on REIT shares are currently very attractive, we do not mean to imply that we believe REIT share prices will appreciate by 35%--60% in the upcoming year.

The funding calendar is likely to pick up from the third quarter level of less than $100 million (out of about $8 billion year to date). Hopefully, offsetting this will be a return of investor cash flows into REIT-oriented mutual funds, including ours. Real estate mutual funds have experienced net outflows virtually every month since February. To date, that trend has not reversed. We look for REIT cash flows to continue to grow in 1999, by about 10% on average. Investors who have questioned REITs' ability to grow earnings in a less favorable economic environment should be pleasantly surprised. We also believe that REIT dividends will continue to show mid-single digit growth next year.


Portfolio Matters
The quarter ended November 30, 1998 was better for most REITs as the capital markets began to recover from the earlier capital crunch. The Fund performed well, with Class A, Class B, Class C and Class D Shares' total returns of +8.29%, +8.10%, +8.00% and +8.21%, respectively. This compares favorably with the unmanaged Morgan Stanley REIT Index (+5.83%), the unmanaged Wilshire Real Estate Securities Index (+6.06%) and the Lipper Real Estate Funds Average (+6.47%). Large holdings in office stocks, such as TrizecHahn Corporation, Equity Office Properties Trust, Cousins Properties, Inc. and Crescent Real Estate Equities Company, also helped the Fund. Our general belief that the office sector would tend to perform better in a market recovery was recognized during the November quarter.

Looking ahead, we are excited about the prospects for the stocks in our portfolio. We have made a conscious decision to own companies with the highest-quality real estate and the strongest management teams in the industry. We are currently able to do this at prices that we believe are, on average, less than the prices the properties are worth. Specifically, we are overweighted in the office sector where expiring rents are rolling up to today's new higher rates, helping to generate strong internal growth. We expect this sector to perform particularly well if investors regain confidence in REITs. We also have a large position in the triple net lease sector, where we like the longer-term nature of the leases. This sector is likely to perform particularly well if investors become more cautious. The


Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


average dividend yield of the stocks in our portfolio is about 7.25%, the price to AFFO multiple is less than ten times, and the average expected growth in cash flows next year is greater than 15%. This is a portfolio that we believe will perform well both in an absolute and relative sense in the coming 12 months.

We enter the New Year with a renewed sense of optimism. Real estate fundamentals remain healthy, and the market has repriced real estate shares, incorporating a much higher risk premium. We thank you for your interest in and continued support of Merrill Lynch Real Estate Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager



January 19, 1999






PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                       3 Month       Since Inception
                                                                     Total Return      Total Return
ML Real Estate Fund, Inc. Class A Shares                                 +8.29%          -10.57%
ML Real Estate Fund, Inc. Class B Shares                                 +8.10           -11.36
ML Real Estate Fund, Inc. Class C Shares                                 +8.00           -11.41
ML Real Estate Fund, Inc. Class D Shares                                 +8.21           -10.74

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 12/26/97.




Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, Class C Shares and
Class D Shares compared to growth of an investment in the Morgan Stanley REIT Index. Beginning and ending values are:

                                 12/26/97**       11/98

ML Real Estate, Inc.++--
Class A Shares*                   $ 9,475        $ 8,473

ML Real Estate, Inc.++--
Class B Shares*                   $10,000        $ 8,517

ML Real Estate, Inc.++--
Class C Shares*                   $10,000        $ 8,772

ML Real Estate, Inc.++--
Class D Shares*                   $ 9,475        $ 8,457

Morgan Stanley REIT Index++++     $10,000        $ 8,460

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Real Estate Fund, Inc. invests primarily in equity securities of issuers that are principally engaged in the real estate industry. ++++This unmanaged Index is a total return index comprised of the most actively traded real estate investment trusts. The starting date for the Index is 12/31/97.

    Past performance is not predictive of future performance.




Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (12/26/97)
through 9/30/98                           -11.72%        -16.35%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (12/26/97)
through 9/30/98                           -12.43%        -15.88%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (12/26/97)
through 9/30/98                           -12.41%        -13.27%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (12/26/97)
through 9/30/98                           -11.93%        -16.55%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Real Estate Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS
                        Shares                                                                      Value      Percent of
Industries               Held           Real Estate Investment Trusts                 Cost        (Note 1a)    Net Assets
Apartments              47,000    Avalonbay Communities, Inc.                  $  1,692,470      $  1,592,125        2.5%
                        65,000    Camden Property Trust                           1,853,348         1,669,687        2.7
                        80,000    Summit Properties Inc.                          1,503,413         1,400,000        2.2
                                                                               ------------      ------------      ------
                                                                                  5,049,231         4,661,812        7.4

Diversified/           355,000    Capital Automotive                              5,085,700         4,703,750        7.5
Mixed Use               50,000    Cousins Properties, Inc.                        1,446,125         1,543,750        2.5
                       190,000    Entertainment Properties Trust                  3,462,037         3,503,125        5.6
                        73,100    Pacific Gulf Properties, Inc.                   1,542,822         1,407,175        2.2
                                                                               ------------      ------------      ------
                                                                                 11,536,684        11,157,800       17.8

Factory Outlets        243,400    Prime Retail, Inc.                              2,541,712         2,570,913        4.1

Health Care            195,000    Meditrust Companies                             4,557,495         2,961,563        4.7

Hotel/Restaurant        30,000    Starwood Hotels & Resorts                       1,030,925           911,250        1.5

Office Property        100,000    CarrAmerica Realty Corp.                        2,970,596         2,425,000        3.9
                       125,000    Crescent Real Estate Equities Company           4,288,764         3,101,562        4.9
                       120,000    Equity Office Properties Trust                  3,618,384         3,015,000        4.8
                        45,000    Highwoods Properties, Inc.                      1,542,935         1,223,437        2.0
                       114,100    Kilroy Realty Corporation                       2,667,376         2,552,987        4.1
                        20,000    Mack-Cali Realty Corporation                      581,400           593,750        0.9
                       104,000    Prentiss Properties Trust                       2,428,830         2,262,000        3.6
                        45,000    Tower Realty Trust, Inc.                          867,525           846,563        1.3
                                                                               ------------      ------------      ------
                                                                                 18,965,810        16,020,299       25.5

Regional Malls         100,000    Glimcher Realty Trust                           2,105,005         1,687,500        2.7
                       144,300    JP Realty, Inc.                                 3,306,643         3,219,694        5.1
                        25,000    Urban Shopping Centers, Inc.                      830,516           821,875        1.3
                                                                               ------------      ------------      ------
                                                                                  6,242,164         5,729,069        9.1

Shopping Centers        45,000    Philips International Realty Corp.                780,250           697,500        1.1
                        95,000    Regency Realty Corporation                      2,335,688         2,214,688        3.6
                                                                               ------------      ------------      ------
                                                                                  3,115,938         2,912,188        4.7

Storage                 55,000    Public Storage, Inc.                            1,479,275         1,460,938        2.3
                        35,000    Storage USA, Inc.                               1,350,017         1,111,250        1.8
                                                                               ------------      ------------      ------
                                                                                  2,829,292         2,572,188        4.1

Warehouse/Industrial   215,000    Cabot Industrial Trust                          4,435,037         4,501,562        7.2

                                  Total Real Estate Investment Trusts            60,304,288        53,998,644       86.1



Merrill Lynch Real Estate Fund, Inc.
November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)
                        Shares                                                                      Value      Percent of
Industries               Held                   Common Stocks                         Cost        (Note 1a)    Net Assets
Diversified/            50,000    Castellum AB                                 $    500,576      $    468,528        0.8%
Mixed Use              160,000  ++Corrections Corporation of America              3,385,569         3,280,000        5.2
                       180,000    TrizecHahn Corporation                          4,070,883         3,712,500        5.9
                     1,150,000    Wihlborgs Fastigheter AB (Class B)              1,392,798         1,120,153        1.8
                                                                               ------------      ------------      ------
                                                                                  9,349,826         8,581,181       13.7

Hotel/Restaurant        40,000  ++Homestead Village Incorporated                    343,207           262,500        0.4

                                  Total Common Stocks                             9,693,033         8,843,681       14.1

Total Investments                                                              $ 69,997,321        62,842,325      100.2
                                                                               ============
Liabilities in Excess of Other Assets                                                                 (99,519)      (0.2)
                                                                                                 ------------      ------
Net Assets                                                                                       $ 62,742,806      100.0%
                                                                                                 ============      ======


++Non-income producing security.


  See Notes to Financial Statements.



PORTFOLIO INFORMATION


As of November 30, 1998

                                          Percent of
Ten Largest Equity Holdings               Net Assets

Capital Automotive                           7.5%
Cabot Industrial Trust                       7.2
TrizecHahn Corporation                       5.9
Entertainment Properties Trust               5.6
Corrections Corporation of America           5.2
JP Realty, Inc.                              5.1
Crescent Real Estate Equities Company        4.9
Equity Office Properties Trust               4.8
Meditrust Companies                          4.7
Prime Retail, Inc.                           4.1


Portfolio Changes for the Quarter
Ended November 30, 1998

Additions

 Mack-Cali Realty Corporation
*Post Properties, Inc.

Deletions

 Brandywine Realty Trust
 Burnham Pacific Properties, Inc.
 Federal Realty Investment Trust
 MeriStar Hospitality Corporation
 Patriot American Hospitality, Inc.
*Post Properties, Inc.
 Taubman Centers, Inc.

[FN]
*Added and deleted in the same quarter.



Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1998
Assets:             Investments, at value (identified cost--$69,997,321) (Note 1a)                          $ 62,842,325
                    Foreign cash (Note 1b)                                                                           135
                    Receivables:
                      Securities sold                                                      $    201,916
                      Dividends                                                                  73,263
                      Capital shares sold                                                        16,877          292,056
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      63,003
                    Prepaid registration fees and other assets (Note 1f)                                          53,407
                                                                                                            ------------
                    Total assets                                                                              63,250,926
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   175,772
                      Custodian bank (Note 1h)                                                  123,383
                      Distributor (Note 2)                                                       47,247
                      Investment adviser (Note 2)                                                45,114          391,516
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       116,604
                                                                                                            ------------
                    Total liabilities                                                                            508,120
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 62,742,806
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                           $     25,917
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                512,048
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                112,153
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 72,059
                    Paid-in capital in excess of par                                                          72,943,701
                    Undistributed investment income--net                                                         228,866
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net (Note 5)                                                                (3,997,626)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (7,154,312)
                                                                                                            ------------
                    Net assets                                                                              $ 62,742,806
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,255,323 and 259,172 shares
                    outstanding                                                                             $       8.70
                                                                                                            ============
                    Class B--Based on net assets of $44,481,562 and 5,120,477 shares
                    outstanding                                                                             $       8.69
                                                                                                            ============
                    Class C--Based on net assets of  $9,737,420 and 1,121,528 shares
                    outstanding                                                                             $       8.68
                                                                                                            ============
                    Class D--Based on net assets of $6,268,501 and 720,597 shares
                    outstanding                                                                             $       8.70
                                                                                                            ============


                    See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Period December 26, 1997++ to November 30, 1998
Investment          Dividends (net of $6,300 foreign withholding tax)                                       $  2,986,204
Income              Interest and discount earned                                                                 217,505
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               3,203,709
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                       $   544,585
                    Account maintenance and distribution fees--Class B (Note 2)                 460,841
                    Account maintenance and distribution fees--Class C (Note 2)                  91,240
                    Registration fees (Note 1f)                                                  76,397
                    Accounting services (Note 2)                                                 52,413
                    Transfer agent fees--Class B (Note 2)                                        49,031
                    Amortization of organization expenses (Note 1f)                              47,003
                    Printing and shareholder reports                                             35,113
                    Directors' fees and expenses                                                 25,043
                    Professional fees                                                            24,119
                    Custodian fees                                                               22,702
                    Account maintenance fees--Class D (Note 2)                                   17,619
                    Transfer agent fees--Class C (Note 2)                                        10,196
                    Transfer agent fees--Class D (Note 2)                                         6,180
                    Transfer agent fees--Class A (Note 2)                                         1,582
                    Pricing fees                                                                  1,020
                    Other                                                                         6,734
                                                                                           ------------
                    Total expenses                                                                             1,471,818
                                                                                                            ------------
                    Investment income--net                                                                     1,731,891
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                       (3,997,626)
Gain (Loss) on        Foreign currency transactions--net                                        (13,075)      (4,010,701)
Investments &                                                                              ------------
Foreign Currency    Unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (7,154,996)
(Notes 1b, 1c,        Foreign currency transactions--net                                            684       (7,154,312)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and foreign currency
                    transactions                                                                             (11,165,013)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (9,433,122)
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


FINANCIAL INFORMATION (continued)

Statement of Changes in Net Assets
                                                                                                          For the Period
                                                                                                       December 26, 1997++
Increase (Decrease) in Net Assets:                                                                  to November 30, 1998
Operations:         Investment income--net                                                                  $  1,731,891
                    Realized loss on investments and foreign currency transactions--net                       (4,010,701)
                    Unrealized appreciation/depreciation on investments and foreign currency
                    transactions--net                                                                         (7,154,312)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                      (9,433,122)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                    (56,990)
(Note 1g):            Class B                                                                                 (1,018,928)
                      Class C                                                                                   (216,101)
                      Class D                                                                                   (197,931)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (1,489,950)
                                                                                                            ------------

Capital Share       Net increase in net assets derived from capital share transactions                        73,565,878
Transactions                                                                                                ------------
(Note 4):

Net Assets:         Total increase in net assets                                                              62,642,806
                    Beginning of period                                                                          100,000
                                                                                                            ------------
                    End of period*                                                                          $ 62,742,806
                                                                                                            ============

                   *Undistributed investment income--net (Note 1i)                                          $    228,866
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements                          For the Period December 26, 1997++ to
                                                                                          November 30, 1998++++
Increase (Decrease) in Net Asset Value:                                       Class A    Class B     Class C    Class D
Per Share           Net asset value, beginning of period                    $  10.00    $  10.00    $  10.00    $  10.00
Operating                                                                   --------    --------    --------    --------
Performance:        Investment income--net                                       .33         .24         .24         .30
                    Realized and unrealized loss on investments and
                    foreign currency transactions--net                         (1.37)      (1.36)      (1.37)      (1.36)
                                                                            --------    --------    --------    --------
                    Total from investment operations                           (1.04)      (1.12)      (1.13)      (1.06)
                                                                            --------    --------    --------    --------
                    Less dividends from investment income--net                  (.26)       (.19)       (.19)       (.24)
                                                                            --------    --------    --------    --------
                    Net asset value, end of period                          $   8.70    $   8.69    $   8.68    $   8.70
                                                                            ========    ========    ========    ========

Total Investment    Based on net asset value per share                       (10.57%)+++ (11.36%)+++ (11.41%)+++ (10.74%)+++
Return:**                                                                   ========    ========    ========    ========

Ratios to Average   Expenses                                                   1.39%*      2.41%*      2.42%*      1.64%*
Net Assets:                                                                 ========    ========    ========    ========
                    Investment income--net                                     3.67%*      2.58%*      2.63%*      3.34%*
                                                                            ========    ========    ========    ========

Supplemental        Net assets, end of period (in thousands)                $  2,255    $ 44,482    $  9,737    $  6,269
Data:                                                                       ========    ========    ========    ========
                    Portfolio turnover                                       108.25%     108.25%     108.25%     108.25%
                                                                            ========    ========    ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.





Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Prior to commencement of operations on December 26, 1997, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000 on September 24, 1997. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overdraft which resulted from a security transaction settlement.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $13,075 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 0.85% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


                            Account            Distribution
                        Maintenance Fee            Fee

Class B                     0.25%                  0.75%
Class C                     0.25%                  0.75%
Class D                     0.25%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period December 26, 1997 to November 30, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                       MLFD        MLPF&S

Class D                               $3,800      $221,533


For the period December 26, 1997 to November 30, 1998, MLPF&S received contingent deferred sales charges of $138,310 and $15,828 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $31,651 in commissions on the execution of portfolio security transactions for the Fund for the period
December 26, 1997 to November 30, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period December 26, 1997 to November 30, 1998 were
$137,971,478 and $63,284,381, respectively.

Net realized gains (losses) for the period December 26, 1997 to November 30, 1998 and net unrealized gains (losses) as of November 30, 1998 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments             $(3,997,669)   $(7,154,996)
Short-term investments                     43             --
Foreign currency transactions         (13,075)           684
                                  -----------    -----------
Total                             $(4,010,701)   $(7,154,312)
                                  ===========    ===========

As of November 30, 1998, net unrealized deprecia-tion for Federal income tax purposes aggregated $7,706,968, of which $184,117 related to appreciated securities and $7,891,085 related to depreciated securities. At November 30, 1998, the aggregate cost of investments for Federal income tax purposes was $70,549,293.


4. Capital Share Transactions:
The net increase in net assets derived from capital share transactions was $73,565,878 for the period December 26, 1997 to November 30, 1998.

Transactions in shares for each class were as follows:


Class A Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                           377,111   $  3,593,591
Shares issued to shareholders in
reinvestment of dividends               4,933         45,780
                                 ------------   ------------
Total issued                          382,044      3,639,371
Shares redeemed                      (125,372)    (1,090,914)
                                 ------------   ------------
Net increase                          256,672   $  2,548,457
                                 ============   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                         6,447,479   $ 64,264,672
Shares issued to shareholders in
reinvestment of dividends              79,692        749,347
                                 ------------   ------------
Total issued                        6,527,171     65,014,019
Shares redeemed                    (1,389,954)   (12,500,414)
Automatic conversion of shares        (19,240)      (183,702)
                                 ------------   ------------
Net increase                        5,117,977   $ 52,329,903
                                 ============   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                         1,420,370   $ 14,079,175
Shares issued to shareholders in
reinvestment of dividends              19,205        179,846
                                 ------------   ------------
Total issued                        1,439,575     14,259,021
Shares redeemed                      (320,547)    (2,985,037)
                                 ------------   ------------
Net increase                        1,119,028   $ 11,273,984
                                 ============   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                           966,865   $  9,656,369
Automatic conversion of shares         19,213        183,702
Shares issued to shareholders in
reinvestment of dividends              12,854        121,219
                                 ------------   ------------
Total issued                          998,932      9,961,290
Shares redeemed                      (280,835)    (2,547,756)
                                 ------------   ------------
Net increase                          718,097   $  7,413,534
                                 ============   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Capital Loss Carryforward:
At November 30, 1998, the Fund had a net capital loss carryforward of approximately $3,459,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


6.Subsequent Event:
On December 1, 1998, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.169505 per Class A Share, $.147259 per Class B Share, $.147163 per Class C Share and $.163873 per Class D Share, payable on December 24, 1998 to shareholders of record as of December 16, 1998.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Real Estate Fund, Inc. as of November 30, 1998, the related statements of operations and changes in net assets for the period December 26, 1997 (commencement of operations) to November 30, 1998, and the financial highlights for the period December 26, 1997 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Real Estate Fund, Inc. as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period December 26, 1997 (commencement of operations) to November 30, 1998 in conformity with generally accepted accounting principles.



Deloitte &Touche LLP
Princeton, New Jersey
January 19, 1999
</AUDIT-REPORT>



Merrill Lynch Real Estate Fund, Inc.
November 30, 1998


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Jay L. Willoughby, Senior Vice President
 and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863